EXHIBIT 10.1
                           SEVENTH AMENDMENT TO LEASE

     This is a Seventh Amendment to Lease dated as of October 11, 1996 between John Hancock Mutual Life Insurance Company ("Landlord") and Kronos Incorporated ("Tenant").

                              W I T N E S S E T H:



         WHEREAS, Landlord and Tenant have agreed to amend the Lease to incorporate additional space on the terms and conditions more particularly set forth below.

         NOW,   THEREFORE,   for  good  and  valuable   consideration,   and  in
consideration of the covenants and agreements herein contained, the parties hereby agree to amend the Lease as follows:

     1. The plan attached hereto as Exhibit A-4, setting forth the approximate location of 2,589 square feet on the 6th floor of the Building to be added to the Premises pursuant to this Seventh Amendment ("Seventh Amendment Additional Space"), is hereby incorporated into Exhibit A to the Lease.

     2. The term "Leased Premises" in Section 1 of the Lease is hereby amended by deleting therefrom the phrase "70,874 rentable square feet", and substituting therefor the phrase "73,463 rentable square feet".

     3. The definition of "Minimum Annual Rent" set forth in Section 1 of the Lease is hereby amended by deleting the same and substituting therefor the following:


"MINIMUM ANNUAL RENT:

Year                  Sq. Ft.                  Per RSF                  Total

4/1/93-3/31/94        62,340        10.95*                          $682,623.00

4/1/94-10/31/94       62,340        14.75*                           919,515.00
                                                                    annual rate;
                                                             536,383.75 for this
                                                                  7-month period



11/1/94-3/31/95       62,340        14.75*                           979,023.00
                                                                    annual rate:
                                                             407,926.25 for this
                                                                  5-month period

4/1/95-5/31/95        62,340        15.00                            994,608.00
                       3,480        17.10                           annual rate;
                                                             165,768.00 for this
                                                                  2-month period

6/1/95-1/31/96        62,340        15.00                          1,076,156.00
                       3,480        17.10                           annual rate;
                       4,292        19.00                    717,437.33 for this
                                                                  8-month period

2/1/96-3/31/96        62,340        15.00                          1,091,357.90
                       3,480        17.10                           annual rate;
                       4,292        19.00                    181,892.98 for this
                         762        19.95                         2-month period

4/1/96-10/10/96       62,340        15.25                          1,106,942.90
                       3,480        17.10                           annual rate;
                       4,292        19.00                    583,798.65 for this
                         762        19.95                     6-month and 10-day
                                                                          period

10/11/96-3/31/97      62,340        15.25                          1,161,053.00
                       3,480        17.10                           annual rate;
                       4,292        19.00                    550,572.39 for this
                         762        19.95                     5-month and 21-day
                       2,589        20.90                                 period

4/1/97-3/31/98        62,340        16.25                          1,223,393.00
                       3,480        17.10
                       4,292        19.00
                         762        19.95
                       2,589        20.90

4/1/98-3/31/99        62,340        17.00                           1,270,148.00
                       3,480        17.10
                       4,292        19.00
                         762        19.95
                       2,589        20.90

4/1/99-3/31/00        62,340        17.00                           1,270,148.00
                       3,480        17.10
                       4,292        19.00
                         762        19.95
                       2,589        20.90


* Except as modified by the terms of Section 36."

     4. The term "Total Rentable Area of the Leased Premises" in Section 1 of the Lease is hereby amended by deleting therefrom "70,874 sq. feet", and substituting therefor "73,463 sq. feet".

     5. The term "Tax Base" in Section 1 of the Lease is hereby amended by adding thereto the following:

     "Notwithstanding the foregoing, the Tax Base for the Seventh Amendment Additional Space shall be Tax Year 1997."

     6. The terms "Tax Percentage" and "Operating Cost Percentage" in Section 1 of the Lease are hereby amended by adding thereto the following:

     ", and, as to the Seventh Amendment Additional Space, 2.31%"

     7. The term "Operating Cost Base" is hereby amended by adding thereto the following:

     "Notwithstanding the following, the Operating Cost Base for the Seventh Amendment Additional Space shall be Calendar Year 1996."

     8.  The  Seventh   Amendment   Additional  Space  shall  be  deemed  to  be
incorporated into the Lease as of October 11, 1996, and from and after that date, the Premises shall be deemed to include the original premises demised under the Lease and the Seventh Amendment Additional Space, in accordance with and subject to all of the terms and provisions of the Lease. Accordingly, the Tenant's rights to the Seventh Amendment Additional Space shall expire as of the date of expiration of the Lease, or its earlier termination. Any exercise by Tenant of its option to extend the Lease in accordance with Section 38 thereof shall include the Seventh Amendment Additional Space.

     9. Tenant hereby acknowledges and agrees that the Seventh Amendment Additional Space shall be delivered by Landlord to Tenant in its "as is, with all faults" condition, and that Landlord shall have no obligations with respect to improvement of the Seventh Amendment Additional Space. Nothwithstanding any provision hereof to the contrary, (a) this Seventh Amendment shall not be effective until the existing occupant has vacated the Seventh Amendment Additional Space, (b) Tenant shall have no claim against Landlord in the event that the space is not available as of October 11, 1996, and (c) Tenant's occupancy shall at all times be subject to all of the terms and conditions of the Lease.

     10. Landlord and Tenant hereby represent and warrant to each other that the only broker with whom each of them has had dealings in connection with this Seventh Amendment is Beacon Management Company. Each party agrees to defend, indemnify and hold the other party harmless from any breach of the foregoing representation.

     Except as hereinabove amended, the Lease remains in full force and effect.

     EXECUTED as a sealed instrument as of the day and year first above written.


                                               LANDLORD:
                                          JOHN HANCOCK MUTUAL LIFE INSURANCE
                                          COMPANY


                                          By: /s/ Meliah Armour
                                          Its:  Investment Officer
                                          TENANT:
                                          KRONOS INCORPORATED

                                          By:      /s/ Paul Lacy
                                          Its:  V.P. Finance and Administration

                                  EXHIBIT A-4

Exhibit A-4 contains a graphic which sets forth the approximate location of 2,589 square feet on the sixth floor of the Building to be added to the premises pursuant to the Seventh Amendment to the Lease.